UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): DECEMBER 2, 2004

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)

1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)

(713) 629-7600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

     On December 2, 2004, the Board of Directors of Quanta Services, Inc. (“Quanta”) approved a revision to Quanta’s director compensation, effective as of the 2005 Annual Meeting of the Board of Directors, that provides for the payment of annual cash retainers in the amounts of (i) $5,000 to the chairman of the Audit Committee and (ii) $3,000 to the chairman of the Governance and Nominating Committee and to the chairman of the Compensation Committee. A summary of Quanta’s director compensation is filed herewith as an exhibit.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Exhibit
10.1	Director Compensation Summary of Quanta Services, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2004
QUANTA SERVICES, INC.
	By: Name: Title:	/s/ DANA A. GORDON Dana A. Gordon Vice President - General Counsel

Exhibit Index

Exhibit No.	Exhibit
10.1	Director Compensation Summary of Quanta Services, Inc.